Exhibit 10.9

EXECUTION VERSION

FOURTH Amendment to Master Repurchase and securities contract Agreement

This Fourth Amendment to the Master Repurchase and Securities Contract Agreement (this “Amendment”), dated as of February 14, 2018, is by and between GOLDMAN SACHS BANK USA, a New York state-chartered bank, as buyer (“Buyer”), and TPG RE FINANCE 2, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Seller”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Seller and Buyer have entered into that certain Master Repurchase and Securities Contract Agreement dated as of August 19, 2015 as amended by that certain First Amendment to the Master Repurchase and Securities Contract Agreement, dated as of December 29, 2015, that certain Second Amendment to the Master Repurchase and Securities Contract Agreement, dated as of November 3, 2016, and that certain Third Amendment to the Master Repurchase and Securities Contract Agreement, dated as of June 12, 2017 (as the same may be further amended, modified or supplemented from time-to-time, collectively, the “Master Repurchase Agreement”); and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.Amendments to Master Repurchase Agreement.  The Master Repurchase Agreement is hereby amended as follows:

(a)Article 12(c) of the Master Repurchase Agreement is hereby modified by (i) deleting the phrase “; or” at the end of clause (viii) thereof, and replacing it with a semi-colon, and (ii) deleting the period at the end of clause (ix) thereof, and replacing it with “; or (x) any Purchased Asset that has gone into special servicing, however so defined in any servicing, or pooling and servicing, agreement related to a securitization or similar transaction; provided that with respect to any Participation Interest, in addition to the foregoing such Participation Interest will also be considered an Ineligible Asset to the extent that the related Senior Mortgage Loan would be considered an Ineligible Asset as described in this Article 12(c).”

2.Effectiveness.  The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a)Amendment.  This Amendment, duly executed and delivered by Seller and Buyer.

(b)Fees. Payment by Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

3.Continuing Effect; Reaffirmation of Guarantee.  As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement are ratified and confirmed and shall remain in full force and effect.  In addition, any and all guaranties and indemnities for the benefit of Buyer (including, without limitation, the Guarantee) and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.

4.Binding Effect; No Partnership; Counterparts.  The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.  For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.

5.Further Agreements.   Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

6.Governing Law.  The provisions of Article 19 of the Master Repurchase Agreement are incorporated herein by reference.

7.Headings.  The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

8.References to Transaction Documents.  All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

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IN WITNESS WHEREOF, the parties have executed this Amendment as a deed as of the day first written above.

BUYER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By:	/s/ Jeffrey Dawkins
Name: Jeffrey Dawkins
Title: Authorized Person

Signature Page to Fourth Amendment to Master Repurchase and Securities Contract Agreement

SELLER:

TPG RE FINANCE 2, LTD., a Cayman Islands exempted company

By:	/s/ Matthew J. Coleman
Name: Matthew J. Coleman
Title: Vice President, Transactions

Signature Page to Fourth Amendment to Master Repurchase and Securities Contract Agreement

AGREED AND ACKNOWLEDGED:

GUARANTOR:

TPG RE FINANCE TRUST HOLDCO, LLC, a Delaware limited liability company

By:	/s/ Matthew Coleman
Name: Matthew J. Coleman
Title: Vice President, Transactions

Signature Page to Fourth Amendment to Master Repurchase and Securities Contract Agreement

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